                            PRIVATE INVESTMENT CLASS
                                     OF THE
                             CASH RESERVE PORTFOLIO
                                       OF
                            TAX-FREE INVESTMENTS CO.

                        Supplement dated March 27, 1997
        to the Statement of Additional Information dated July 29, 1996, as supplemented December 16, 1996


         A "business day of the Company" is any day on which commercial banks are open for business. The Company, however, reserves the right to change the time for which purchase and redemption requests must be submitted to the Company for execution on the same day on any day when the U.S. primary broker-dealer community is closed for business or trading is restricted due to national holidays.

         On March 11, 1997, the Board of Directors increased the size of the Board of Directors from nine (9) Directors to ten (10) Directors, and elected Mr. Jack Fields to fill the vacancy created by such increase in size. Mr. Fields' address is P.O. Box 2406, Humble, TX 77347 and he is 45 years old. Mr. Fields' principal occupation during the last five years was as a member of the U.S. House of Representatives.

         On March 12, 1997, Messrs. Crockett, Fields, Frischling, and Sklar were appointed by the Board of Directors as members of the Audit Committee of the Board of Directors; Messrs. Fields, Frischling, Robinson, and Sklar were appointed by the Board of Directors as members of the Investments Committee of the Board of Directors; and Messrs. Fields and Robinson were appointed by the Board of Directors as members of the Nominating and Compensation Committee of the Board of Directors. In addition, on March 12, 1997, Mr. Crockett was appointed Vice Chairman of the Nominating and Compensation Committee.